Exhibit 10.15

      FORM OF SALE RESTRICTION AGREEMENT BETWEEN IEC ELECTRONICS CORP. AND
              CERTAIN OPTION HOLDERS, DATED AS OF AUGUST 24, 2005

      Resale Restriction Agreement (the "Agreement") executed in duplicate as of the 24th day of August 2005, between IEC Electronics Corp., a Delaware corporation (the "Company") and __________________ (the "Holder").

                                    RECITALS:

      A. The Holder has been granted one or more options (the "Options") to acquire shares of Common Stock of the Company (the "Option Shares"), in such quantities and at the exercise prices set forth in Exhibit A hereto, pursuant to stock option award agreements (the "Option Agreements") issued under the Company's 2001 Stock Option and Incentive Plan (the "Plan").

      B. Pursuant to a resolution duly adopted by the Board of Directors of the Company on August 24, 2005, the Options set forth in Exhibit A are fully vested and exercisable effective August 24, 2005.

      C. The Company and the Holder wish to impose resale restrictions on certain of the Option Shares received upon the exercise of the Options, as provided herein on the terms and conditions contained herein.

NOW THEREFORE, it is agreed as follows:

      1. The Holder agrees not to sell, transfer, assign, pledge, gift or otherwise dispose of certain Option Shares until those Option Shares have been released from certain resale restrictions (the "Resale Restrictions").

      2. The Holder agrees that the Option Shares under the heading "Shares Restricted" in Exhibit A shall be subject to the Resale Restrictions.

      3. The Resale Restrictions shall lapse in accordance with the schedule set forth under the heading "Lapse of Resale Restrictions" in Exhibit A.

      4.    Notwithstanding the foregoing:

            a. in the event the Holder's employment or service with the Company is terminated for any reason or in the event of a Change in Control (as defined in the Plan), all of the Option Shares under the heading "Shares Restricted" in Exhibit A shall become free from the Resale Restrictions and all the Option Shares may be sold without any limitation; and,

            b. in the event Holder elects to exercise any portion of the Option under the heading "Shares Restricted" in Exhibit A by utilizing the "cashless exercise" procedure provided for in the Option Agreements, the number of Shares Restricted in Exhibit A will be reduced by the number of Option Shares necessary to facilitate the "cashless exercise" of those Options and the Resale Restrictions will be deemed to have lapsed with respect to that number of Option Shares used for the "cashless exercise".

      5. Unless the Resale Restrictions shall have already lapsed, upon exercise of an Option, the certificates for those Option Shares issued under the heading "Shares Restricted" in Exhibit A shall bear the following legend:

            "The Shares of Stock represented by this Certificate are subject to and transferable only in accordance with the terms and conditions of a Resale Restriction Agreement entered into as of August 24, 2005 by and between IEC Electronics Corp. and ______________, a copy of which is on file in the office of the Secretary of the Corporation."

      6. Except as otherwise provided for herein, the Option Agreements between the Company and Holder shall be unmodified and shall continue in full force and effect in accordance with their terms.

      7. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns (if any) of the Company and the Holder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         IEC Electronics Corp.

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------
                                         Holder:
                                                --------------------------------


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